Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of April 8, 2016 (this “Agreement”), to the Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) dated as of November 24, 2014, among Paramount Group Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), Paramount Group Inc., a Maryland corporation (the “REIT”) and certain subsidiaries of the REIT from time to time party thereto, as Guarantors, each lender from time to time party thereto (collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent and Swing Line Lender and Bank of America, N.A., Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as L/C Issuers.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and

WHEREAS, the Administrative Agent, the L/C Issuers, the Lenders party hereto and the Administrative Agent have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendments to the Credit Agreement.

1.1Definition of Applicable Rate.  Subparagraph (a) of the definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)until the Investment Grade Pricing Effective Date, the applicable rate per annum set forth below, based upon the range into which the Consolidated Leverage Ratio then falls in accordance with the following table (the “Leverage-Based Applicable Rate”):

Pricing Level	Consolidated Leverage Ratio	Facility Fee	Eurodollar Rate Margin for Committed Revolving A Credit Loans and Facility A Letter of Credit Fee	Base Rate Margin	Eurodollar Rate Margin for Committed Revolving B Credit Loans and Facility B Letter of Credit Fee
Category 1	≤ 35%	0.20%	1.20%	0.20%	0.80%
Category 2	> 35% and ≤ 45%	0.25%	1.25%	0.25%	0.85%
Category 3	> 45% and ≤ 50%	0.25%	1.45%	0.45%	1.05%
Category 4	> 50% and ≤ 55%	0.30%	1.55%	0.55%	1.15%
Category 5	> 55% and ≤ 60%	0.35%	1.70%	0.70%	1.30%
Category 6	> 60% and ≤ 65%	0.45%	1.80%	0.80%	1.40%

The Consolidated Leverage Ratio shall be determined as of the end of each fiscal quarter based on the financial statements and related Compliance Certificate delivered pursuant to Section 6.01 and Section 6.02(b), respectively, in respect of such fiscal quarter or fiscal year, and each change in rates resulting from a change in the Consolidated Leverage Ratio shall be effective from and including the first Business Day immediately following the date when the Administrative Agent receives such financial statements and related Compliance Certificate indicating such change to but excluding the effective date of the next such change.  Notwithstanding the foregoing, if either the financial statements or related Compliance Certificate are not delivered when due in accordance with Section 6.01 and Section 6.02(b), respectively, then the highest pricing (at Pricing Level Category 6) shall apply as of the first Business Day after the date on which such financial statements and related Compliance Certificate were required to have been delivered and shall continue to apply until the first Business Day immediately following the date on which both such financial statements and related Compliance Certificate have been delivered in accordance with Section 6.01 and Section 6.02(b), respectively, whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate.  The Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date financial statements and a Compliance Certificate are required to be delivered pursuant to Section 6.01 and Section 6.02(b), respectively, for the fiscal quarter ending December 31, 2014 shall be at Pricing Level Category 3.  Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.12(b); or

1.2Definition of Bail-In Action.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “Bail-In Action” in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

1.3Definition of Bail-In Legislation.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “Bail-In Legislation” in the appropriate alphabetical order:

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

1.4Definition of Base Rate.  The definition of “Base Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate for an Interest Period of one month, plus 1.00%; and if Base Rate shall be less than zero, such rate shall be deemed zero.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

1.5Definition of Capital Expenditure Amount.  The definition of “Capital Expenditure Amount” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Capital Expenditure Amount” means, for any Property for any period, an amount equal to the greater of (a) $0.25 per weighted average gross leasable square foot from such Property and (b) actual capital expenditures made with respect to such Property during such period (other than expenditures that are accounted for as capital expenditures by a member of the Consolidated Group and that actually are paid for by a Person (including property sellers paying via closing credits and insurers) other than a member of the Consolidated Group and for which no member of the Consolidated Group has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period)); provided that the Consolidated Group’s Ownership Share of the Capital Expenditure Amount with respect to any Real Property owned or ground leased by an Unconsolidated Affiliate during any period will be included in the calculation of Capital Expenditure Amount for such period on a basis consistent with the above described treatment for Properties, and the Capital Expenditure Amount with respect to any Property that is owned by a non-Wholly-Owned Subsidiary of the Borrower or a non-Wholly-Owned Subsidiary of the REIT (other than the Borrower and its Subsidiaries) shall be adjusted to account for Minority Interests in such non-Wholly-Owned Subsidiary.

1.6Definition of Change of Control.  Subparagraph (b) of the definition of “Change of Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the REIT cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

1.7Definition of Defaulting Lender.  Subparagraph (d) of the definition of “Defaulting Lender” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;

1.8Definition of EEA Financial Institution.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “EEA Financial Institution” in the appropriate alphabetical order:

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

1.9Definition of EEA Member Country.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “EEA Member Country” in the appropriate alphabetical order:

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

1.10Definition of EEA Resolution Authority.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “EEA Resolution Authority” in the appropriate alphabetical order:

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

1.11Definition of EU Bail-In Legislation Schedule.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “EU Bail-In Legislation Schedule” in the appropriate alphabetical order:

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

1.12Definition of Eurodollar Rate.  The definition of “Eurodollar Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Eurodollar Rate” means:

(i)for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(ii)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and

(iii)if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

1.13Definition of Federal Funds Rate.  The definition of “Federal Funds Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

1.14Definition of Material Acquisition.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “Material Acquisition” in the appropriate alphabetical order:

“Material Acquisition” means any acquisition or series of acquisitions by a member of the Consolidated Group in which the aggregate acquisition price of all assets acquired pursuant thereto exceed ten percent (10%) of Total Asset Value as of the last day of the then most recently ended fiscal quarter of the REIT for which financial statements are publicly available.

1.15Definition of Total Asset Value.  The definition of “Total Asset Value” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Asset Value” means, on any date of determination, the sum of (a) the quotient obtained by dividing (i) the aggregate NOI of all Properties that have been owned or ground leased by a member of the Consolidated Group for the period of eight full fiscal quarters most recently ended on or prior to such date of determination for the period of four fiscal quarters most recently ended on or prior to such date (limited to the Ownership Share thereof with respect to Properties that are not Wholly-Owned by the REIT, the Borrower or a Wholly-Owned Subsidiary thereof, and excluding the NOI of any Property not owned or ground leased for the entirety of such eight fiscal quarter period) by (ii) the Capitalization Rate, (b) the acquisition price paid for any acquired Property (other than land, or properties that are under construction or otherwise under development and not yet substantially complete) that has not been owned or ground leased by a member of the Consolidated Group for the period of eight full fiscal quarters most recently ended on or prior to such date of determination, (c) cash and Cash Equivalents of the REIT and its Subsidiaries as of the last day of the fiscal quarter most recently ended on or prior to such date of determination, (d) the aggregate GAAP book value of all Properties that constitute unimproved land as of the last day of the fiscal quarter most recently ended on or prior to such date of determination, (e) the aggregate GAAP book value of all mortgage notes receivable held by the REIT and its Subsidiaries as of the last day of the fiscal quarter most recently ended on or prior to such date of determination, and (f) the aggregate GAAP book value of all Properties that are under construction or otherwise under development and not substantially complete as of the last day of the fiscal quarter most recently ended on or prior to such date of determination; provided that the Consolidated Group’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in clause (c) above) will be included in the calculation of Total Asset Value on a basis consistent with the above described treatment for Wholly-Owned Properties and other assets, and Total Asset Value shall not include the portion of the foregoing items and components referenced in clauses (a) through (f) above that is attributable to Minority Interests.

Notwithstanding anything to the contrary contained in this definition:

(I)Each calculation made on or prior to April 8, 2018 pursuant to clause (a) or clause (b) of the foregoing paragraph shall exclude therefrom the Property commonly referred to as “1633 Broadway;” and

(II)Each calculation of Total Asset Value made on or prior to April 8, 2018 shall include an amount equal to the greater of (A) $2,405,000,000 and

(B) the quotient obtained by dividing (i) the NOI for the fiscal quarter most recently ended on or prior to the date of determination that is attributable to the Property commonly referred to as “1633 Broadway” (limited to the Ownership Share thereof if such Property is not Wholly-Owned by the REIT, the Borrower or a Wholly-Owned Subsidiary thereof), annualized on a basis reasonably acceptable to the Administrative Agent, by (ii) the Capitalization Rate.

1.16Definition of Unsecured Leverage Ratio.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “Unsecured Leverage Ratio” in the appropriate alphabetical order:

“Unsecured Leverage Ratio” means as of any date of determination, the quotient (expressed as a percentage) of (i) Consolidated Unsecured Indebtedness, divided by (ii) Unencumbered Asset Value.

1.17Definition of Write-Down and Conversion Powers.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition of “Write-Down and Conversion Powers” in the appropriate alphabetical order:

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.18EEA Financial Institution Representation and Warranty.  Article V of the Credit Agreement is hereby amended by inserting the following as Section 5.24 of the Credit Agreement:

5.24.  EEA Financial Institution.  Neither the Borrower nor any Guarantor is an EEA Financial Institution.

1.19Section 6.11.  Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.11  Use of Proceeds.  Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document.

1.20Section 7.05.  Section 7.05(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)in the event of the Disposition of an Unencumbered Eligible Property for which a Direct Owner or an Indirect Owner is a Subsidiary Guarantor, or the Disposition,  dissolution or liquidation of any Direct Owner or Indirect Owner of an Unencumbered Eligible Property, the provisions of Section 11.19(b) or (c), as applicable, shall be satisfied.

1.21Maximum Consolidated Leverage Ratio.  Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Maximum Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio to exceed 60% as of any date; provided that, at Borrower’s option (in its sole discretion), for any fiscal quarter in which a Material Acquisition is completed (or in the case of a Material

Acquisition that is comprised of a series of acquisitions that are consummated over more than one fiscal quarter, for the last fiscal quarter in which any such acquisition is completed) and for up to the next three subsequent consecutive fiscal quarters, such maximum ratio may be increased to 65%; provided, further that in no event may such maximum ratio be more than 60% for more than four consecutive fiscal quarters in any five fiscal quarter period.

1.22Maximum Secured Leverage Ratio.  Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)Maximum Secured Leverage Ratio.  Permit the Secured Leverage Ratio to exceed 50% as of any date.

1.23Maximum Unsecured Leverage Ratio.  Section 7.11(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e)Maximum Unsecured Leverage Ratio.  Permit the Unsecured Leverage Ratio to exceed 60% as of any date; provided that, at Borrower’s option (in its sole discretion), for any fiscal quarter in which a Material Acquisition is completed (or in the case of a Material Acquisition that is comprised of a series of acquisitions that are consummated over more than one fiscal quarter, for the last fiscal quarter in which any such acquisition is completed) and for up to the next three subsequent consecutive fiscal quarters, such maximum ratio may be increased to 65%; provided, further that in no event may such maximum ratio be more than 60% for more than four consecutive fiscal quarters in any five fiscal quarter period.

1.24Section 9.06(c).  The last sentence of Section 9.06(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

1.25Section 11.19.  The introductory paragraph to Section 11.19(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)Release upon Disposition of Equity Interests or Dissolution.  In the event that any Subsidiary Guarantor is dissolved or liquidated, or all of the capital stock or other Equity Interests of any Subsidiary Guarantor are sold or otherwise disposed of (except to the extent that such sale or disposition is to the Borrower or any other Loan Party), in each case in a transaction permitted by Section 7.05, then, at the request, and at the sole expense, of the Borrower, such Subsidiary Guarantor shall be released from its obligations under the Guaranty, subject to satisfaction of the following conditions:

1.26Acknowledgement and Consent to Bail-In Provisions.  Article XI of the Credit Agreement is hereby amended by inserting the following as Section 11.21 of the Credit Agreement:

11.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable;

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 2.   Conditions of Effectiveness.  This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing:

(a)Counterparts.  The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Loan Parties, the Administrative Agent and the Required Lenders.

(b)Fees.  The Borrower shall have paid, by wire transfer of immediately available funds, to the Administrative Agent for the account of each Lender that has consented to the terms of this Amendment by executing and delivering its counterpart hereto, a fee equal to [$20,000] for each such consenting Lender.

SECTION 3.   Representations and Warranties.  Each of the Loan Parties reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification).  Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws;

(c)this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(d)no Default shall exist or would result from the consummation of the transactions contemplated by this Agreement; and

(e)the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law, except with respect to any breach or contravention or payment referred to in clauses (ii) and (iii), to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.

SECTION 4.   Affirmation of Guarantors.  Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5.   Costs and Expenses.  The Loan Parties acknowledge and agree that their payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not any Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6.   Ratification.

(a)The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.  Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.

(b)This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, any L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any L/C Issuer or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7.   Modifications.  Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8.   References.  The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9.   Counterparts.  This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10.   Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11.   Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12.   Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

SECTION 13.

SECTION 14.   Headings.  Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

PARAMOUNT GROUP OPERATING

PARTNERSHIP LP, a Delaware limited

partnership

By:	Paramount Group, Inc., a Maryland corporation, its General Partner

	By:	/s/ Vito Messina
		Name:	Vito Messina
		Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

GUARANTORS:

Paramount Group, Inc., a Maryland corporation, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

1301 Properties Owner LP, a Delaware limited partnership, as a Guarantor

By: 1301 Properties GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Properties GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Mezzanine Borrower LP, a Delaware limited partnership, as a Guarantor

By: 1301 Properties Mezz GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Properties Mezz GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Signature Page to First Amendment to Paramount Credit Agreement

1301 Properties LP, a Delaware limited partnership, as a Guarantor

By: 1301 Managing Member, L.L.C., a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Managing Member, L.L.C., a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Avenue of the Americas Limited Partnership, a Delaware limited partnership, as a Guarantor

By:  1301 Avenue of the Americas GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Avenue of the Americas GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF V 1301 Sixth Avenue Acquisition LP, a Delaware limited partnership, as a Guarantor

By:  1301 Sixth Acquisition GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Acquisition GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Signature Page to First Amendment to Paramount Credit Agreement

1301 Sixth Avenue Mezzanine I LP, a Delaware limited partnership, as a Guarantor

By:  1301 Sixth Mezz I GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Mezz I GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Avenue Mezzanine II LP, a Delaware limited partnership, as a Guarantor

By:  1301 Sixth Mezz II GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Mezz II GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Avenue Mezzanine III LP, a Delaware limited partnership, as a Guarantor

By:  1301 Sixth Mezz III GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Mezz III GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Signature Page to First Amendment to Paramount Credit Agreement

1301 Sixth Avenue Mezzanine IV LP, a Delaware limited partnership, as a Guarantor

By:  1301 Sixth Mezz IV GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1301 Sixth Mezz IV GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF V 1301 Participating LP, a Delaware limited partnership, as a Guarantor

By:  1301 Participating GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

1301 Participating GP LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

PGREF V 1301 Sixth Holding LP, a Delaware limited partnership, as a Guarantor

By:  PGREF V 1301 Sixth Investors GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF V 1301 Sixth Investors GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF V 1301 Sixth Investors II LP, a Delaware limited partnership, as a Guarantor

By:  PGREF V 1301 Sixth Investors GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF V 1301 Sixth Investors III LP, a Delaware limited partnership, as a Guarantor

By:  PGREF V 1301 Sixth Investors GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF V 1301 Sixth Investors IV LP, a Delaware limited partnership, as a Guarantor

By:  PGREF V 1301 Sixth Investors GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Signature Page to First Amendment to Paramount Credit Agreement

PGREF V 1301 Sixth Investors V LP, a Delaware limited partnership, as a Guarantor

By:  PGREF V 1301 Sixth Investors GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Paramount Group Real Estate Fund V (CIP) Sub LP, a Delaware limited partnership, as a Guarantor

By:  Paramount Group Real Estate Fund V (CIP) Sub GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Paramount Group Real Estate Fund V (CIP) Sub GP LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

Paramount Group Real Estate Fund V (Core) Sub LP, a Delaware limited partnership, as a Guarantor

By:  Paramount Group Real Estate Fund V (Core) Sub GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Paramount Group Real Estate Fund V (Core) Sub GP LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

PGREF V Parallel Fund Sub Holdco, LP, a Delaware limited partnership, as a Guarantor

By:  PGREF V Parallel Fund Sub Holdco GP, LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

PGREF V Parallel Fund Sub Holdco GP, LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

PGREF IV Holdco LP, a Delaware limited partnership, as a Guarantor

By: PGREF IV Holdco GP LLC, a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

PGREF IV Holdco GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Paramount Group Real Estate Fund IV Sub LP, a Delaware limited partnership, as a Guarantor

By:  Paramount Group Real Estate Fund IV Sub GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

Paramount Group Real Estate Fund IV Sub GP LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

PGREF IV Parallel Fund Sub Holdco, LP, a Delaware limited partnership, as a Guarantor

By:  PGREF IV Parallel Fund Sub Holdco GP, LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

PGREF IV Parallel Fund Sub Holdco GP, LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

1325 Avenue of the Americas, L.P, a New York limited partnership, as a Guarantor

By: 1325 Rental GP, L.L.C., a Delaware limited liability company

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

1325 Rental GP, L.L.C., a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

MRI-1325 Rental, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Signature Page to First Amendment to Paramount Credit Agreement

2099 Owner LP, a Delaware limited partnership, as a Guarantor

By:  PGREF IV 2099 Penn Investors GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

PGREF IV 2099 Penn Investors GP LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

425 Eye Street NW, L.P., a Delaware limited partnership, as a Guarantor

By: PGREF I 425 GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

PGREF I 425 GP, LLC., a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Paramount Group Real Estate Fund I Sub LP, a Delaware limited partnership, as a Guarantor

By:  Paramount Group Real Estate Fund I Sub GP LLC, a Delaware limited liability company

Its:  General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Paramount Group Real Estate Fund I Sub GP LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

Arcade Associates GP, a Delaware general partnership, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  General Partner

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

By:  New Arcade GP, LLC, a Delaware limited liability company

Its: General Partner

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Paramount Group Property-Asset Management LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Paramount Group Property-Asset Management TRS LLC, a Delaware limited liability company, as a Guarantor

By:  Paramount Group Operating Partnership LP, a Delaware limited partnership

Its:  Manager

By:  Paramount Group, Inc., a Maryland corporation

Its:  General Partner

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

Paramount Group Management LP, a Delaware limited partnership, as a Guarantor

By:  Paramount Group Management GP LLC, a Delaware limited company

Its:  Manager

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Paramount Group Management GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Vito Messina
	Name:	Vito Messina
	Title:	Vice President

Signature Page to First Amendment to Paramount Credit Agreement

bank of america, n.a., as Administrative Agent

By:	/s/ Patrick Devitt
Name: Patrick Devitt
Title: Vice President

Signature Page to First Amendment to Paramount Credit Agreement

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Asad Rafiq
Name: Asad Rafiq
Title: Vice President

Signature Page to First Amendment to Paramount Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Signature Page to First Amendment to Paramount Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Matt Ricketts
Name: Matt Ricketts
Title: Managing Director

Signature Page to First Amendment to Paramount Credit Agreement

DETUSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

Signature Page to First Amendment to Paramount Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

Signature Page to First Amendment to Paramount Credit Agreement

credit suisse ag, cayman islands branch, as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

Signature Page to First Amendment to Paramount Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page to First Amendment to Paramount Credit Agreement

jpmorgan chase Bank, N.A., as a Lender

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

Signature Page to First Amendment to Paramount Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

Signature Page to First Amendment to Paramount Credit Agreement

ubs ag, stamford branch, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

Signature Page to First Amendment to Paramount Credit Agreement

U.s. bank national association, as a Lender

By:	/s/ David W. Heller
Name: David W. Heller
Title: Senior Vice President

Signature Page to First Amendment to Paramount Credit Agreement

the bank of new york mellon, as a Lender

By:	/s/ Abdullah Dahman
Name: Abdullah Dahman
Title: Vice President

Signature Page to First Amendment to Paramount Credit Agreement

hsbc bank usa, national asociation, as a Lender

By:	/s/ Barbara Isaacman
Name: Barbara Isaacman
Title: SeniorVice President

Signature Page to First Amendment to Paramount Credit Agreement